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                                                                   Exhibit 10.36

                                                               SEPTEMBER 9, 2000

                              CAMBRIDGE HEART, INC.

                             SUBSCRIPTION AGREEMENT

           A minimum of 1,000,000 Shares (the "Minimum Offering") and
             A maximum of 2,500,000 Shares (the "Maximum Offering")

To:    Cambridge Heart, Inc.
       1 Oak Park Drive
       Bedford, MA 01730

       Attn.: Jeffrey Arnold, President

Ladies and Gentlemen:

       1. SUBSCRIPTION. Cambridge Heart, Inc., a Delaware corporation (the "Company"), is offering shares of its common stock, $.001 par value per share (the "Common Stock") in a private placement (the "Offering"), solely to "Accredited Investors" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act")), pursuant to the Term Sheet, attached hereto as EXHIBIT A (the "Term Sheet"). Sunrise Securities Corp., a Delaware corporation ("Sunrise"), is acting as placement agent for the Offering. The undersigned hereby subscribes to purchase in the Offering the number of shares of Common Stock indicated on the signature page to this Subscription Agreement (the "Shares") for a purchase price of $3.50 per Share (the "Share Price"). The undersigned will also receive a warrant in the form attached hereto as EXHIBIT B, to purchase a number of shares of Common Stock equal to 25% of the number of Shares purchased by it hereunder at an exercise price per share of Common Stock of $3.875 (the "Investor Warrant" and together with the Shares, the "Securities"). The cost of the Investor Warrant shall be $0.10 per underlying share, which cost shall be an allocated cost included in the $3.50 Share Price. The Offering shall, unless extended by mutual consent of the Company and Sunrise, terminate on September 30, 2000 (the "Termination Date"). Prior to the acceptance of this Subscription Agreement by the Company and the occurrence of a Closing (as defined herein) in connection therewith, the undersigned's execution of this Subscription Agreement will not constitute an agreement between the undersigned and the Company. Notwithstanding anything herein to the contrary, if the average of the closing sales prices of the Common Stock for any seven consecutive trading day period prior to the Termination Date exceeds $4.50, the Company shall have the right to refuse to sell any Shares pursuant to the terms hereof.
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       2. DELIVERY OF FUNDS. On the date hereof, payment of a sum equal to the product obtained by multiplying $3.50 by the number of Shares subscribed for hereunder (the "Purchase Price") is being made by electronic wire transfer in accordance with the following instructions:

                  Bank Name: The Chase Manhattan Bank
                  ABA #:  021000021
                  Credit:  United States Trust Co. of NY
                  Account #:  920-1-073195

                  Further Credit:  Sunrise/Cambridge Heart, Inc.
                  Account # 09052700
                  Attention:  James Logan

or by delivery of a bank check or certified check made payable to "Cambridge Heart, Inc. - Escrow Account." All checks should be delivered together with an executed copy of this Subscription Agreement, to Sunrise, as follows:

                  Sunrise Securities Corp.
                  135 East 57th Street
                  11th floor
                  New York, New York
                  Attention: Jaime Dondero

       3. CLOSINGS. The initial closing of the Offering (the "Initial Closing") shall take place, on or prior to the Termination Date, at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, New York 10104 ("RSPAB") on or about the third (3rd) business day after Sunrise receives notice from the Company that the Company has accepted subscriptions for a number of Shares equal to or greater than the Minimum Offering (such date, the "Initial Closing Date"). Subsequent closings of the Offering (each a "Subsequent Closing") shall take place, subsequent to the Initial Closing Date and prior to the Termination Date, at the offices of RSPAB on or about the third (3rd) business day after Sunrise receives notice from the Company that the Company has accepted additional subscriptions for a number of Shares up to the Maximum Offering (each such date, an "Additional Closing Date"). The Initial Closing and any Additional Closing are sometimes collectively referred to as a "Closing." The Initial Closing Date and any Additional Closing Date are sometimes collectively referred to as a "Closing Date."

                  Promptly after the Initial Closing Date (if this Subscription Agreement is delivered and accepted after the Initial Closing Date, then after the Subsequent Closing Date), the Company will deliver to the undersigned certificates evidencing the Securities to be purchased by the undersigned, registered in its name. As of the Initial Closing Date (if this Subscription Agreement is delivered and accepted after the Initial Closing Date, then as of the Subsequent Closing Date), the undersigned shall be entitled to vote all


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of the Shares, to receive dividends, if any, and to obtain all of the rights otherwise granted to the Company's stockholders. The name of each undersigned shall be registered on the transfer books of the Company as the record owner of the Securities purchased. If the Company has not received and accepted subscriptions for a number of Shares equal to the Minimum Offering on or prior to the Termination Date, no Securities will be sold pursuant to this Subscription Agreement and the Purchase Price paid by the undersigned will be returned to the undersigned without interest promptly after the Termination Date.

       4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce the undersigned to enter into this Agreement and to purchase the Securities, the Company hereby represents and warrants to the undersigned the following:

                  (a) ORGANIZATION, STANDING, ETC. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Company has the requisite corporate power and authority to issue the Securities and to perform its obligations under this Subscription Agreement.

                  (b) VALID ISSUANCE. The Securities, when issued and delivered against payment therefor pursuant to terms of this Subscription Agreement, will be duly authorized, validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon exercise of the Investor Warrant (the "Investor Warrant Shares" and together with the Shares, the "Underlying Shares"), when issued upon exercise of the Investor Warrant, will be duly authorized, validly issued, fully paid and nonassessable.

                  (c) CORPORATE ACTS AND PROCEEDINGS. This Subscription Agreement and the Offering have been duly authorized by all necessary corporate action on behalf the Company. This Subscription Agreement has been duly executed and delivered by an authorized officer of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally. All corporate actions necessary to effect the Offering and authorize, create, issue and deliver the Securities have been taken by the Company.

                  (d) COMPLIANCE WITH APPLICABLE LAWS AND OTHER INSTRUMENTS. Neither the execution or delivery of, nor the performance of or compliance with this Subscription Agreement, the issuance of the Securities nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or passage of time, result in any material breach of, or constitute a material default under, or result in the imposition of any material lien or encumbrance upon any asset or property of the Company pursuant to, any material agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Company's Certificate of Incorporation or Bylaws.


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                  (e) SECURITIES LAWS. Based in part upon the representations of the undersigned in Section 6 hereof, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Securities, other than (i) the filing of a Form D pursuant to Regulation D under the Act with the Securities and Exchange Commission (the "Commission"), (ii) the filing, if required, of any notice with any state whose laws require such filing, (iii) the qualification thereof, if required, under other applicable state laws, which qualification has been or will be effected as a condition of the Offering and
(iv) the listing of the Underlying Shares on the Nasdaq National Market. Under the circumstances contemplated by this Subscription Agreement, the offer, issuance, sale and delivery of the Securities will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements in the Act.

                  (f) CAPITAL STOCK. The authorized and issued capital stock of the Company as of the Initial Closing Date is correctly set forth in the Term Sheet. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, other than in connection with the Offering, pursuant to which the Company is obligated to issue any securities of any kind representing an ownership interest in the Company. Except as disclosed in the SEC Filings (as defined herein) and the Term Sheet, neither the offer nor the issuance or sale of the Securities constitutes an event under any anti-dilution provisions of any securities issued (or issuable pursuant to outstanding rights, warrants or options) by the Company or any agreements with respect to the issuance of securities by the Company, which will either increase the number of securities issuable pursuant to such provisions or decrease the consideration per share to be received by the Company pursuant to such provisions. As of the date hereof, except as disclosed in the SEC Filings, no holder of any securities of the Company is entitled to any preemptive or similar rights to purchase any securities of the Company in connection with the Offering.

                  (g) INVESTOR PACKAGE. The Company has furnished to the undersigned an investor package (the "Investor Package") consisting, among other things, of the Company's (i) Form 10-K for the fiscal year ended December 31, 1999, (ii) 1999 Annual Report and (iii) quarterly report on Form 10-Q for the quarter ended March 31, 2000 (together with any and all other filings effectuated by the Company with the Commission in 2000, collectively, the "SEC filings") and a copy of the Term Sheet. The SEC Filings are also available to the undersigned through the EDGAR Internet web site of the Commission. As of their respective filing dates, the SEC Filings complied in all material respects with the applicable requirements of the Exchange Act of 1934, as amended (the "Exchange Act"). The Investor Package and the SEC Filings do not as of their respective dates contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  (h) REPRESENTATIONS. The Company certifies that the representations set forth herein concerning the Company are true, correct and complete as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter (other than


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representations and warranties which relate to a specific date, which representations and warranties shall be true as of such date).

       5.         TRANSFER RESTRICTIONS.

                  (a) The undersigned realizes that the Underlying Shares are not registered under the Act or any foreign or state securities laws. The undersigned agrees that the Underlying Shares will not be sold, offered for sale, pledged, hypothecated or otherwise transferred (collectively, "Transfer"), except in compliance with the Act and applicable foreign and state securities laws. The undersigned understands that he can only Transfer the Underlying Shares pursuant to registration under the Act or pursuant to an exemption therefrom. The undersigned understands that Transfer of the Underlying Shares may require in certain jurisdictions specific approval by the appropriate governmental agency or commission in such jurisdiction. The undersigned has been advised that, except as set forth in Section 7 hereof, the Company has no obligation, and does not intend, to cause the Underlying Shares to be registered under the Act or the securities law of any other jurisdiction or to comply with the requirements for any resale exemption under the Act, including but not limited to, those provided by Rule 144 and Rule 144A promulgated under the Act, or under the securities law of any other jurisdiction.

                  (b) To enable the Company to enforce the transfer restrictions contained in Section 5(a) hereof, the undersigned hereby consents to the placing of the following legend upon, and stop-transfer orders with the transfer agent of the Common Stock with respect to, the Underlying Shares:

                           "The securities represented hereby have not been
                  registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the securities act and in accordance with applicable state securities laws."

       6. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. To induce the Company to accept the undersigned's subscription, the undersigned hereby represents and warrants to the Company that:

                  (a) the undersigned, if an individual, has reached the age of majority in the jurisdiction in which he resides, is a bona fide resident of the jurisdiction contained in the address set forth on the signature page of this Subscription Agreement, is legally competent to execute this Subscription Agreement, does not intend to change residence to another jurisdiction;


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                  (b) the undersigned, if an entity, is duly authorized to
execute this Subscription Agreement and this Subscription Agreement, when executed and delivered by the undersigned, will constitute a legal, valid and binding obligation enforceable against the undersigned in accordance with its terms; and the execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other necessary action on the part of the undersigned;

                  (c) the Securities subscribed for hereby are being acquired by the undersigned for investment purposes only, for the account of the undersigned and not with the view to any resale or distribution thereof except as permitted under Section 7 hereof, and the undersigned is not participating, directly or indirectly, in a distribution of such Securities and will not take, or cause to be taken, any action that would cause the undersigned to be deemed an "underwriter" of such Securities as defined in Section 2(11) of the Act;

                  (d) the undersigned has had access to all materials, books, records, documents and information relating to the Company which the undersigned has requested, including the SEC Filings and the Term Sheet and has been able to verify the accuracy of the information contained therein;

                  (e) the undersigned acknowledges and understands that investment in the Securities involves a high degree of risk, including, without limitation, the risks set forth in the SEC Filings under the captions "Certain Factors That May Affect Future Operating Results," "Factors Which May Affect Future Results" and "Management's Discussion and Analysis of Financial Condition and Results of Operations;"

                  (f) the undersigned acknowledges that the undersigned has been offered an opportunity to ask questions of, and receive answers from, officers of the Company concerning all material aspects of the Company and its business and the Offering, and that any request for such information has been fully complied with to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                  (g) the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company and can afford a complete loss of its investment in the Company;

                  (h) the undersigned has, in connection with its decision to purchase the Securities, relied solely upon the SEC Filings and the Term Sheet. The undersigned has not relied upon any representations or other information (whether oral or written) from the Company, Sunrise or any of their respective agents other than as set forth herein and no oral or written representations have been made or oral or written information furnished to the undersigned or its advisors, if any, in connection with the offering of the Securities which were in any way inconsistent with the SEC Filings and the Term Sheet;


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                  (i) the undersigned represents and warrants to and covenants with the Company that the undersigned has not engaged and will not engage in any sales of the Underlying Shares, including a short sale covered by the Underlying Shares, prior to the effectiveness of the Resale Registration Statement (as defined in Section 7), except to the extent that any such short sale is fully covered by shares of Common Stock of the Company other than the Underlying Shares;

                  (j) the undersigned recognizes that neither the Commission nor any federal, state or foreign governmental agency has passed upon or endorsed the merits of the issuance of the Securities or made any finding or determination as to the fairness of this Offering;

                  (k) if the undersigned is purchasing the Securities subscribed for hereby in a representative or fiduciary capacity, the representations and warranties contained herein shall be deemed to have been made on behalf of the person or persons for whom such Securities are being purchased;

                  (l) the undersigned has not entered into any agreement to pay commissions to any persons with respect to the purchase or sale of the Securities;

                  (m) the undersigned acknowledges that, with respect to the sale of the Securities by the Company to the undersigned the Company will pay to Sunrise (i) a commission of 6.0% of the Purchase Price paid by the undersigned, at the option of Sunrise, in cash or shares of Common Stock valued at the Share Price less 6% (such shares of Common Stock, the "Sunrise Shares"), (ii) an expense allowance of 1.15% of the Purchase Price paid by the undersigned and
(iii) five-year warrants to purchase, at an exercise price equal to $4.20, that number of shares of Common Stock equal to 6% of the number of Shares being purchased by the undersigned hereunder including any Sunrise Shares (such shares of Common Stock, the "Sunrise Warrant Shares" and together with the Investor Warrant Shares, the "Warrant Shares");

                  (n) all information which the undersigned has provided to the Company concerning its financial position is true, correct and complete as the date set forth below, and if there should be any change in such information prior to the undersigned's acceptance as a security holder of the Company, the undersigned will immediately provide such information to the Company and will promptly send confirmation of such information to the Company and Sunrise;

                  (o) the undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting to which the public was invited;

                  (p) the undersigned is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act. Specifically the undersigned is (check appropriate item(s)):


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      / / (i) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) of (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000, an employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

      / / (ii) a private business development company as defined in Section 202(a)(22) of the investment Advisers Act of 1940;

      / / (iii) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000;

      / / (iv) a director or executive officer of the Company;

      / / (v) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;

      / / (vi) a natural person who had an individual income (not including his or her spouse's income) in excess of $200,000 in 1998 and 1999 or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching such income level in 2000;

      / / (vii) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or


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      / / (viii) an entity in which all of the equity owners are Accredited
Investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an Accredited Investor.)

                  (q) the undersigned certifies that the representations set forth herein concerning the undersigned are true, correct and complete as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

                  (r) the undersigned understands that this subscription may be accepted or rejected, in whole or in part, either by the Company or Sunrise in consultation with the Company.


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

       7.         REGISTRATION OF SHARES UNDER THE ACT.

                  (a) By accepting this subscription, the Company agrees that it shall (i) not later than 30 business days after the final Closing Date, file a registration statement or amend an existing effective registration statement (in either case, the "Resale Registration Statement") with the Commission to register under the Act the resale by the undersigned, all other purchasers of the Securities in the Offering and Sunrise, with respect to the Sunrise Warrant Shares and the Sunrise Shares issued to it pursuant to Section 6(m) (collectively, the "Holders"), of (A) the Shares, (B) the Warrant Shares and (C) the Sunrise Shares (the items in (A)-(C) are sometimes collectively referred to as the "Registrable Securities"), (ii) use its reasonable best efforts to cause the Resale Registration Statement to become effective under the Act as promptly as practicable, (iii) after the Resale Registration Statement is declared effective under the Act, furnish the undersigned with such number of copies of the final prospectus included in the Resale Registration Statement (the "Prospectus") as the Holders may reasonably request to facilitate the resale of Underlying Shares, and (iv) use its reasonable best efforts to cause such Resale Registration Statement to remain effective and current until such time as the undersigned becomes eligible to resell the Underlying Shares pursuant to Rule 144(k) promulgated under the Act.

                  (b) The Company will (i) prepare and file with the Commission such amendments and Prospectus supplements, including post-effective amendments to the Resale Registration Statement, as may be necessary or appropriate, and use its reasonable best efforts to have such post-effective amendments declared effective as promptly as practicable, (ii) cause the Prospectus to be supplemented by any Prospectus supplement, and as so supplemented, to be filed with the Commission, and (iii) promptly notify the Holders when a Prospectus and any Prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when the same has become effective.

                  (c) In connection with the Resale Registration Statement, the undersigned shall furnish the Company such information relating to the undersigned's ownership of Securities as the Company shall reasonably request.

                  (d) In connection with the Resale Registration Statement, the Company shall cause the Underlying Shares to be registered or qualified for sale under the securities or "blue sky" laws of such jurisdictions as the holders of at least a majority of all such registered Underlying Shares and/or as Sunrise may reasonably request, PROVIDED, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified other than as to matters and transactions related to the Prospectus, the Resale Registration Statement, any preliminary prospectus or the offering or sale of the Underlying Shares, in any jurisdiction in which it is not now so subject.

                  (e) The Company shall notify the Holders, at any time when a prospectus relating to any such Registrable Securities covered by the Resale Registration Statement is required to be delivered under the Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material


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fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, subject to the provisions of Section 7(f) below, promptly prepare and furnish to the Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (f) For a period not exceeding either (i) ten (10) consecutive trading days in any twelve (12) month period or (ii) an aggregate of twenty (20) trading days in any twelve (12) month period (each, a "Delay Period"), the Company may delay the filing with the Commission, pursuant to Section 7(e) hereof, of an amendment or supplement to a prospectus containing material non-public information concerning the Company, the disclosure of which, at such time, would, in the good faith opinion of the Board of Directors of the Company, materially interfere with any material financing, corporate reorganization or other material transaction involving the Company (a "Permitted Delay"), PROVIDED, that, upon the occurrence of each Permitted Delay, the Company shall promptly (a) notify each Holder in writing of the existence of (but in no event, without the prior written consent of such Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to a Permitted Delay, (b) advise each Holder in writing to cease all sales of Registrable Securities under the Resale Registration Statement until the end of the Permitted Delay, and (c) take any and all actions necessary to enable each Holder to resume sales of the Registrable Securities under the Resale Registration Statement immediately upon the end of the applicable Delay Period.

                  (g) The Company shall pay all Registration Expenses (as defined below) incurred in connection with a registration of Registrable Securities, whether or not such registration statement shall become effective, PROVIDED, that the Holders shall pay all commissions and transfer taxes, and its own counsel and accounting fees, if any, relating to the sale or disposition of its Registrable Securities pursuant to a registration statement. As used herein, "Registration Expenses" means any and all reasonable and customary expenses incident to performance of or compliance with the registration rights set forth herein, including, without limitation, (i) all SEC and stock exchange filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws, (iii) all printing, messenger and delivery expenses, and (iv) the fees and disbursements of counsel for the Company and the Company's independent public accountants.

                  (h) The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Paragraph 6 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Paragraph 6 may be specifically enforced. In the event that the Company shall fail to file the Resale Registration Statement when required pursuant to Paragraph 6(a) above or to keep such Resale Registration Statement effective as provided in this Paragraph or otherwise fails to comply with its obligations and agreements in this Paragraph 6, then, in addition to any other rights or remedies Sellers may have at law or in equity, including without limitation, the right of rescission, the Company shall indemnify and hold harmless the Holders from and


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

against any and all manner or loss which they may incur as a result of such failure. In addition, the Company shall also reimburse the Holders for any and all reasonable legal fees and expenses incurred by them in enforcing their rights pursuant to this Paragraph 6, regardless of whether any litigation was commenced, PROVIDED, that the Company shall not be liable for the fees and expenses of more than one law firm, which firm shall be designated by Sunrise and shall be reasonably acceptable to the Company.

                  (i) In the event that the Company shall fail to cause the Resale Registration Statement to be declared effective within 90 days after the final Closing Date (the "Record Date"), the Company shall pay to the holders of the Shares, as liquidated damages (and not as a penalty) therefor, on the Record Date and each monthly anniversary thereof until the Resale Registration Statement is declared effective, a cash payment equal to (i) 1% of the product obtained by multiplying the Share Price and the Shares held by such holder for each 30 days or part thereof that effectiveness is delayed beyond the Record Date and up to and including the 150th day after the final Closing Date and (ii) 2% of the product obtained by multiplying the Share Price and the Shares held by such holder for each 30 days or part thereof that effectiveness is delayed beyond 150 days after the final Closing Date. If the Company fails to pay any cash payment due hereunder in full pursuant to this Section, the Company will pay interest thereon at a rate of 15% per annum or such lesser maximum amount that is permitted to be paid by applicable law, accruing daily from the date due until such amount, plus all such interest thereon, is paid in full.

                  (j) In the event that the Company shall fail to cause the Resale Registration Statement to be declared effective on or prior to the Record Date, the Company shall pay to the holders of the Sunrise Shares, as liquidated damages (and not as a penalty) therefor, on the Record Date and each monthly anniversary thereof until the Resale Registration Statement is declared effective, a cash payment equal to (i) 1% of the product obtained by multiplying
3.26 and the Sunrise Shares held by such holder for each 30 days or part thereof that effectiveness is delayed beyond the Record Date and up to and including the 150th day after the final Closing Date and (ii) 2% of the product obtained by multiplying 3.26 and the Sunrise Shares held by such holder for each 30 days or part thereof that effectiveness is delayed beyond 150 days after the final Closing Date. If the Company fails to pay any cash payment due hereunder in full pursuant to this Section, the Company will pay interest thereon at a rate of 15% per annum or such lesser maximum amount that is permitted to be paid by applicable law, accruing daily from the date due until such amount, plus all such interest thereon, is paid in full.

         8.       INDEMNIFICATION.

                  (a) The undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned in this Subscription Agreement, and agrees to indemnify and hold harmless the Company and each of the Company's directors, officers, stockholders, employees, counsel, agents, successors and assignees from and against any and all loss, damage, liability or expenses (including, without limitation, attorneys' fees), as and when incurred, due to or arising out of (in such case in whole or in part) any breach of any representation or warranty made by the undersigned set forth herein or in any other agreement or other document furnished by the undersigned to any of the foregoing in connection with the Offering, any failure by the undersigned to fulfill any of its covenants or agreements set forth herein, or arising out of the resale or distribution by the undersigned of the Underlying Shares or any portion thereof in violation of the Act or any applicable foreign or state securities or "blue sky" law.

                  (b) The Company understands the meaning and legal consequences of the representations and warranties made by it in this Subscription Agreement, and agrees to indemnify and hold harmless the undersigned and each of the undersigned's directors, officers, stockholders, employees, counsel, agents, successors and assigns from and against any and all loss, damage, liability or expense (including, without imitation, attorneys' fees), as and when incurred, due to or arising out of (in each case in whole or in part) any breach of any representation or warranty made by the Company set forth herein, or any failure by the Company to fulfill any of its covenants or agreements set forth herein.

                  (c) To the maximum extent permitted by law, the Company will indemnify and hold harmless each Holder, the directors, if any, of such Holder, the officers, if any, of such Holder, and each person, if any, who controls such Holder within the meaning of the Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities to which any of them may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violation (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will reimburse the Holders and each such controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding.

                  (d) To the maximum extent permitted by law, each Holder, severally and not jointly, will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 8(c), the Company, each of its directors and officers who have signed the Resale Registration Statement, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities to which any of them may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the Resale Registration Statement; and such Holder will reimburse such persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action.

                  (e) With respect to the indemnification set forth in Sections 7(c) or (d) above, to the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under said Sections 7(c) or (d) to the extent permitted by law; provided that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in said Sections 7(c) or (d),(ii) no party guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation, and
(iii) contribution from any Holder shall be limited in amount to the net amount of proceeds received by such Holder from the sale of Shares under the Resale Registration Statement.

         9.  [Intentionally left blank]

         10. FURTHER DOCUMENTS. The undersigned agrees that it will execute such other documents as may be necessary in connection with the transactions contemplated hereby.

         11. MODIFICATION. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

         12. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service and delivered against receipt to the party to whom it is to be given, (i) if to the Company, at the address set forth on the first page hereof, with a copy to Steven D. Singer, Esq. at Hale and Dorr LLP, 60 State Street, Boston, MA 02109, (ii) if to the undersigned, at its address set forth on the signature page hereto, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 12. Notice to the estate of any party shall be sufficient if addressed to the party as provided in Section 12. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 12 shall be deemed given at the time of receipt thereof.

         13. COUNTERPARTS. This Subscription Agreement may be executed through the execution of separate signature pages or in any number of counterparts, and each such counterpart shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

         14. ENTIRE AGREEMENT. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

         15. SEVERABILITY. Each provision of this Subscription Agreements is intended to be severable from every other provision, and the invalidity or illegality of any portion hereof shall not affect the validity or legality of the remainder hereof.

         16. ASSIGNABILITY. This Subscription Agreement is not transferable or assignable by the undersigned.

         17. APPLICABLE LAW. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws.

         18. CHOICE OF JURISDICTION. Any action or proceeding arising directly, indirectly or otherwise, in connection with, out of or from this Subscription Agreement, any breach hereof or any transaction covered hereby shall be resolved within New York, New York. Accordingly, the parties consent and submit to the jurisdiction of the United States federal and state courts located within New York, New York.

         19. TAXPAYER IDENTIFICATION NUMBER. The undersigned verifies under penalties of perjury that any Taxpayer Identification Number or Social Security Number shown on the signature page hereto is true, correct and complete.

         20. PRONOUNS. Any personal pronoun shall be considered to mean the corresponding masculine, feminine or neuter personal pronoun, as the context requires.

         21. NO REPRESENTATIONS AND WARRANTIES BY SUNRISE. The undersigned and the Company agree and acknowledge that Sunrise is not making any representations or warranties on behalf of any of the parties hereto.

                  IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this __ day of ____________ 2000.

Amount of Shares Purchased:    __________________

INDIVIDUAL SUBSCRIBER:                        ENTITY SUBSCRIBER:

__________________________________            ________________________________
(Signature of Subscriber)                     (Print Name of Subscriber)

__________________________________            By:_____________________________
(Typed or Printed Name)                       Name:___________________________
                                              Title:__________________________

__________________________________            ________________________________
(Residence Address)                           (Address)

__________________________________            ________________________________
(City, State and Zip Code)                    (City, State and Zip Code)

__________________________________            ________________________________
(Telephone Number)                            (Telephone Number)

__________________________________            ________________________________
(Telecopier Number)                           (Telecopier Number)

__________________________________            ________________________________
(Tax I.D. or Social Security Number)          (Tax I.D. or Social Security
                                              Number)

ACCEPTED:

CAMBRIDGE HEART, INC.                         FOR ENTITIES DESIRING THAT
By:_______________________________            CERTIFICATES FOR SHARES BE
Name:_____________________________            DELIVERED TO AN ADDRESS OTHER THAN
Title:____________________________            THAT SET FORTH ABOVE, SET
Dated:____________________________            FOR THE DELIVERY ADDRESS:



                                              _____________________________
                                              (Address)

                                              _____________________________

                                          (City, State and Zip Code)

                                                                       EXHIBIT A

                              CAMBRIDGE HEART, INC.

                          AUGUST 2000 PRIVATE PLACEMENT

                            SECOND AMENDED TERM SHEET
                                SEPTEMBER 6, 2000

Private placement                          This offering (the "Offering") is
                                           being made exclusively to
                                           institutions and high-net worth
                                           individuals that meet the definition
                                           of "Accredited Investor" as set forth
                                           in Rule 501(a) of Regulation D under
                                           the Securities Act of 1933, as
                                           amended (the "Act").

Amount of financing                        $3,500,000 to  $8,750,000.

Securities offered                         1,000,000 to 2,500,000 shares (the
                                           "Shares") of common stock, $.001 par
                                           value (the "Common Stock"), of
                                           Cambridge Heart, Inc. (the
                                           "Company").

                                           Each investor will also receive, a
                                           warrant to purchase, for a period of
                                           five years from the issuance date
                                           thereof, a number of shares of Common
                                           Stock equal to 25% of the number of
                                           Shares purchased by it in the
                                           Offering at an exercise price per
                                           share of Common Stock of $3.875
                                           (collectively, the "Investor
                                           Warrants"). The cost of the Investor
                                           Warrant shall be $0.10 per underlying
                                           share, which cost shall be an
                                           allocated cost included in the $3.50
                                           Sales Price described below. The
                                           Investor Warrants shall contain
                                           customary anti-dilution provisions.
                                           The Investor Warrants shall not be
                                           exercisable for a period of 30 days
                                           from the date of closing.

Price per Share                            $3.50 (the "Sales Price").

Pre-Offering - Shares of Common            14,646,387 shares of Common Stock.
Stock outstanding

Pre-Offering - Warrants and                1,694,850 shares of Common Stock
Options outstanding                        underlying stock options.

                                           594,945 shares of Common Stock
                                           underlying warrants.

Escrow                                     Prior to closing, funds shall remain
                                           in a non-interest bearing escrow
                                           account at US Trust Company.

Risk factors                               Investment in the Shares involves a
                                           high degree of risk including, but
                                           not limited to, those risks set forth
                                           in the Company's Quarterly Report on
                                           Form 10-Q for the quarterly period
                                           ended March 31, 2000. The Shares have
                                           not been registered under the Act or
                                           any foreign or state securities laws.
                                           The Shares may not be sold until
                                           registered under the Act in
                                           accordance with the registration
                                           rights described below or pursuant to
                                           an exemption from registration.
                                           Accordingly, the Shares will be
                                           restricted securities which an
                                           investor may be required to hold for
                                           an indeterminable period of time.

Placement agent                            Sunrise Securities Corp. ("Sunrise")
                                           is acting as exclusive placement
                                           agent. Sunrise shall be paid a
                                           commission of 6% of the gross sales
                                           price of the Shares sold to investors
                                           other than EGS Associates, L.P.
                                           Sunrise may elect to receive all or
                                           any part of its commission in shares
                                           of Common Stock (the "Commission
                                           Shares") valued at the Sales Price
                                           less the 6% commission mentioned
                                           above (the "Sunrise Price"). In
                                           addition, Sunrise shall be issued
                                           warrants to purchase a number of
                                           shares of Common Stock equal to 6% of
                                           the Shares sold to investors other
                                           than EGS Associates, L.P. inclusive
                                           of any Commission Shares (the
                                           "Sunrise Warrants" and together with
                                           the Investor Warrants, the
                                           "Warrants"). The term of the Sunrise
                                           Warrants is five years from the
                                           issuance thereof and the exercise
                                           price per share is $4.20. Employees
                                           of the Placement Agent who are
                                           "Accredited Investors" may purchase
                                           Shares for their own personal account
                                           on the same terms and conditions as
                                           other investors in the Offering. Any
                                           such purchases shall count towards
                                           the minimum and maximum offerings,
                                           respectively.

Expenses                                   Sunrise shall also receive an expense
                                           allowance of 1.15% of the gross sales
                                           price of the Shares sold to investors
                                           other than EGS Associates, L.P. to
                                           cover expenses incurred by Sunrise in
                                           connection with the Offering.

Registration rights                        The Company shall, at its expense,
                                           (i) not later than 30 business days
                                           after the final closing of the
                                           Offering (the "Filing Deadline") file
                                           a registration statement (the
                                           "Registration Statement") with the
                                           Securities and Exchange Commission
                                           ("Commission") to

                                           register under the Act the resale of
                                           the Shares and shares of Common Stock
                                           underlying the Warrants and
                                           Commission Shares, if any
                                           (collectively, "Registrable Shares"),
                                           by the holders thereof, (ii) use its
                                           reasonable best efforts to cause the
                                           Registration Statement to become
                                           effective under the Act as promptly
                                           as practicable after the filing
                                           thereof, (iii) after the Registration
                                           Statement is declared effective under
                                           the Act, furnish subscribers with
                                           such number of copies of the
                                           prospectus included in the
                                           Registration Statement as the holders
                                           may reasonably request to facilitate
                                           the resale of the Registrable Shares,
                                           and (iv) use its reasonable best
                                           efforts to cause such Registration
                                           Statement to remain effective,
                                           subject to customary black-out
                                           periods, until such time as the
                                           subscribers become eligible to resell
                                           the Registrable Shares pursuant to
                                           Rule 144(k) under the Act. In the
                                           event that the Company shall fail to
                                           cause the Registration Statement to
                                           be declared effective within 90 days
                                           after the final closing of the
                                           Offering, the Company shall pay to
                                           the holders of the Shares and
                                           Commission Shares, as compensation
                                           therefor, a cash payment equal to (i)
                                           1% of the product obtained by
                                           multiplying (A) in the case of the
                                           Shares, the Sales Price and the
                                           Shares held by such holder, or (B) in
                                           the case of the Commission Shares,
                                           the Sunrise Price and the Commission
                                           Shares held by such holder, in both
                                           cases, for each 30 days or part
                                           thereof that effectiveness is delayed
                                           beyond 90 days after the final
                                           closing of the Offering and up to 150
                                           days after the final closing of the
                                           Offering and (ii) 2% of the product
                                           obtained by multiplying (A) in the
                                           case of the Shares, the Sales Price
                                           and the Shares held by such holder,
                                           or (B) in the case of the Commission
                                           Shares, the Sunrise Price and the
                                           Commission Shares held by such
                                           holder, in both cases, for each 30
                                           days or part thereof effectiveness is
                                           delayed beyond 150 days after the
                                           final closing of the Offering.

Lock-up                                    Prior to October 20, 2000, the
                                           Company shall not sell or offer to
                                           sell any of its securities, except
                                           pursuant to the Company's stock
                                           option plan, without the written
                                           consent of Sunrise, which consent
                                           shall not be unreasonably withheld.
                                           All of the Company's officers and
                                           directors shall agree to not sell or
                                           transfer their shares of Common Stock
                                           for a period of 180 days following
                                           the final closing of the Offering,
                                           subject to an earlier release for any
                                           former director who is no longer an
                                           affiliate of the Company.

Issues relating to a Company               The Company discovered the existence
Patent                                     of U.S. Patent No. 5,921,940 issued
                                           by the Patent and Trademark Office on
                                           July

                                           13, 1999 and assigned to Georgetown
                                           University (the "940 Patent"). The
                                           940 Patent includes claims which are
                                           similar or identical to claims of the
                                           Company's U.S. Patent No. 5,570,696.
                                           The Company has received an opinion
                                           of its patent counsel, Fish &
                                           Richardson, PC, that the 940 Patent
                                           is invalid and should not have been
                                           issued by the Patent and Trademark
                                           Office.

Closings                                   The first closing will occur
                                           following the completion of financing
                                           for $3,500,000 and one or more
                                           closings may occur on identical terms
                                           until the earlier of the completion
                                           of financing for an aggregate of
                                           $8,750,000 or the Termination Date.

                                           The Placement Agent reserves the
                                           right to reject or reduce any
                                           subscription for the purchase of
                                           Shares in order to ensure compliance
                                           with the limitation on the issuance
                                           of securities at a price below the
                                           market value of the stock to 20% of
                                           the outstanding stock pursuant to
                                           Rule 4460(i)(1) of the Nasdaq Stock
                                           Market.

                                           If the average of the closing sales
                                           prices of the Common Stock for any
                                           seven consecutive trading day period
                                           prior to the Termination Date exceeds
                                           $4.50, the Company shall have the
                                           right to refuse to sell any Shares
                                           pursuant to the terms hereof.

Termination of Offering                    The Offering will terminate on
                                           September 30, 2000 unless extended by
                                           mutual agreement of the Company and
                                           Sunrise (the "Termination Date"). On
                                           the Termination Date, any funds
                                           remaining in escrow that have not
                                           been closed upon shall be promptly
                                           returned to subscribers, without
                                           interest thereon.

                                                                       EXHIBIT B

Warrant No. ____




                                               Warrant to Purchase ______ Shares




                          COMMON STOCK PURCHASE WARRANT

         To Purchase Shares of Common Stock (par value $0.001 per share)

                                       of

                              CAMBRIDGE HEART, INC.
                             (Delaware corporation)




                           Expires September __, 2005

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

           VOID AFTER 8:00 P.M. NEW YORK TIME, ON SEPTEMBER [ ], 2005

                              CAMBRIDGE HEART, INC.
                   Warrant to Purchase Shares of Common Stock

                  THIS CERTIFIES that, for good and valuable consideration received, [ ] (the "HOLDER"), is entitled to subscribe for and purchase from CAMBRIDGE HEART, INC., a Delaware corporation (the "COMPANY"), upon the terms and conditions set forth herein, at any time or from time to time after September __, 2000, until 5:00 P.M. New York City time on September __, 2005 (the "EXPIRATION Date"), all or any portion of [ ] shares (the "WARRANT SHARES") of common stock of the Company, par value $0.001 per share (the "Common Stock"), subject to adjustment as provided herein, at a price of $3.875 per share, subject to adjustment as provided herein (the "EXERCISE PRICE"). This Warrant shall not be redeemable by the Company. This Warrant may be sold, transferred, assigned or hypothecated at any time and the term the "HOLDER" as used herein shall include any transferee to whom this Warrant has been transferred.

                  1. REGISTRATION OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

                  2. REGISTRATION OF TRANSFERS AND EXCHANGES.

                     (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                     (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

                  3. DURATION, REDEMPTION AND EXERCISE OF WARRANTS.

                     (a) This Warrant shall be exercisable by the registered Holder on any business day before 8:00 P.M., New York City time, at any time and from time to time on or after the 30th day following the date hereof to and including the Expiration Date. At 8:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date and other than pursuant to Section 3(d), the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

                     (b) Subject to Sections 2(b), 9 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its address for notice set forth in
Section 14 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than three (3) business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                     A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                     (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

                  4. RESERVATION OF SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 5). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable

                  5. CERTAIN EXERCISE PRICE ADJUSTMENTS. Subject to the provisions of this Section 5, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

                     (a) In case the Company shall at any time after the date hereof (i) declare a dividend or make a distribution on the outstanding shares of Common Stock payable in shares of its capital stock or securities convertible into or exchangeable for capital stock, (ii) subdivide the outstanding shares of Common Stock into a smaller number of shares, (iii) combine the outstanding shares of Common Stock into a larger number of shares, or (iv) issue any shares by reclassification of the shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), THEN, in each case, the Exercise Price in effect, and the number of Warrant Shares issuable hereunder at the time of the record date for such dividend or at the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the Holder, after such time, shall be entitled to receive upon exercise of this Warrant the aggregate number and kind of shares which, if this Warrant had been exercised immediately prior to such time, the Holder would have owned upon such exercise and immediately thereafter been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations. Such adjustment shall be made successively whenever any event listed above shall occur.

                     (b) In case the Company shall distribute to all holders of shares of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the surviving or continuing corporation) evidences of its indebtedness, cash, or assets (other than distributions and dividends payable as contemplated by Section 5(a) above), or rights, options, or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 5(e) hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

                     (c) Whenever there shall be an adjustment as provided in this Section 5, the Company shall within 15 days thereafter cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the exercise price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                     (d) The Company shall not be required to issue fractions of shares of Common Stock or other shares of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable upon the exercise of this Warrant (or specified portions thereof), the Company may issue a whole share in lieu of such fraction or the Company may purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such shares of Common Stock on the date of exercise of this Warrant.

                     (e) The Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five (5) consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

                     (f) No adjustment in the Exercise Price shall be required if such adjustment is less than $0.01, PROVIDED, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 5 shall be made to the nearest cent or to the nearest thousandth of a share, as the case may be.

                     (g) Upon each adjustment of the Exercise Price as a result of the calculations made in this Section 5, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by dividing (i) the product obtained by multiplying (A) the number of shares of Common Stock purchasable upon exercise of this Warrant prior to adjustment of the Exercise Price by (B) the Exercise Price in effect prior to adjustment of the Exercise Price by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

                  6. CONSOLIDATIONS AND MERGERS. In case of any (1) merger or consolidation of the Company with or into another person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, or (3) tender or other offer or exchange (whether by the Company or another person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another person; then the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, (B) in the case of a merger or consolidation, (x) require the surviving entity to issue to the Holder a warrant entitling the Holder to acquire shares of such entity's common stock, which warrant shall have terms identical (including with respect to exercise) to the terms of this Warrant and shall be entitled to all of the rights and privileges set forth herein and the agreements pursuant to which this Warrant was issued (including, without limitation, as such rights relate to the acquisition, transferability, registration and listing of such shares of stock other securities issuable upon exercise thereof), or (C) in the event of an exchange or tender offer or other transaction contemplated by clause (3) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Holder shall be entitled upon such exchange or tender to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange would have been entitled as would have been issued. In the case of clause (B), the exercise price applicable for the newly issued warrant shall be based upon the amount of securities, cash and property that each shares of Common Stock would receive in such transaction and the Exercise Price immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

                  7. NOTICE OF CERTAIN EVENTS. In case at any time any of the following occur:

                     (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                     (b) The Company shall offer to all the holders of its shares of Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                     (c) The Company shall take any action to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease or conveyance of property, described in
Section 6; or

                     (d) The Company shall take any action to effect any liquidation, dissolution or winding-up of the Company or a sale of all or substantially all of its property, assets and business;

THEN, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least fifteen (15) days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such offer to holders of shares of Common Stock is made, or (iii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up. Nothing herein shall allow a Holder to delay or prevent any of the foregoing actions.

                  8. REGISTRATION RIGHTS. The Warrant Shares issuable upon the exercise of this Warrant shall be entitled to the identical registration rights, and be subject to the identical conditions, limitations and restrictions relating to such registration rights, granted to investors in the Company's September 2000 Private Placement pursuant to Section 7 of each of those certain Subscription Agreements between the Company and certain investors accepted by the Company on the date of the original issuance of this Warrant (collectively, the "Subscription Agreement"). The Warrant Shares shall be included within the definition of "Registrable Securities" under the Subscription Agreement and the Holder be included within the definition of "Holder" under the Subscription Agreement.

                  9. PAYMENT OF EXERCISE PRICE. The Holder shall pay the Exercise Price by delivery of immediately available funds.

                  10. TAXES. The issuance of any shares or other securities upon the exercise of this Warrant and the delivery of certificates or other instruments representing such shares or other securities shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder (except for any tax that is payable in respect of any such transfer and any related exercise of this Warrant and that would be payable pursuant to the first sentence of this Section 10 were such certificate to be issued in the name of the Holder).

                  11. LEGEND. In the event that either a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Act, the certificate or certificates evidencing the Warrant Shares, shall bear the following legend:

                                "The securities represented hereby have not been
                         registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the securities act and in accordance with applicable state securities laws."

                  12. REPLACEMENT OF WARRANTS. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and execution of a reasonable lost security indemnification agreement, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

                  13. NO RIGHTS AS STOCKHOLDER. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

                  14. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                     (a) If to the registered Holder of this Warrant, to the address of such Holder as it shall appear in the Warrant Register; or

                     (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holder.

                  15. SUCCESSORS. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

                  16. HEADINGS. The Article and Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

                  17. GOVERNING LAW. This Warrant shall be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

                  18. MODIFICATION OF AGREEMENT. This Warrant shall not otherwise be modified, supplemented or amended in any respect unless such modification, supplement or amendment is in writing and signed by the Company and the Holder of this Warrant and Holders of any portion of the Warrant subsequently assigned or transferred in accordance with the terms of this Warrant.

                  19. CONSENT TO JURISDICTION. The Company and the Holder irrevocably consent to the non-exclusive jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 14 hereof.

                  20. WARRANT AGENT. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

                  21. MISCELLANEOUS.

                     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                     (b) Subject to Section 21(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

                     (c) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the date set forth below by its duly authorized officer.



Dated:  September [ ], 2000                CAMBRIDGE HEART, INC.


                                           By:_____________________________
                                           Name:
                                           Title:

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To Cambridge Heart, Inc.:

                  In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 par value per share, of Cambridge Heart, Inc. (the "Common Stock") and encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

                  The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                                PLEASE INSERT SOCIAL SECURITY OR
                                                       TAX IDENTIFICATION NUMBER

                                                       _________________________

________________________________________________________________________________
                         (Please print name and address)

                  If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)

Dated: __________________, ____      Name of Holder:

                                     (Print) ___________________________________
                                     By:
                                     Name:
                                     Title:
                                     (Signature must conform in all respects to
                                     name of holder as specified on the face of
                                     the Warrant)

                               FORM OF ASSIGNMENT

                  (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________, having an address at ___________________________ _______________________, the attached Warrant to the extent of the right to purchase ____________ shares of Common Stock, $0.001 par value per share, of Cambridge Heart, Inc. (the "COMPANY"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________ as attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated: _______________, _____

                                        _________________________________
                                        Print name of holder of Warrant

                                        By: ____________________________________
                                        Name:
                                        Title:

                                     NOTICE

                  The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.